The Sentinel Tax-Free Funds

      Supplement dated June 22, 2006 to the Prospectus dated March 1, 2006

On June 8, 2006, the Board of Directors/Trustees met and approved proposals under which (1) the Sentinel New York Tax-Free Income Fund would reorganize into the Federated New York Municipal Income Fund, a series of the Federated Municipal Securities Income Trust, (2) the Sentinel Pennsylvania Tax-Free Trust would reorganize into the Federated Pennsylvania Municipal Income Fund, a series of the Federated Municipal Securities Income Trust, and (3) the Sentinel Tax-Free Income Fund would reorganize into Federated Municipal Securities Fund, Inc. Each of the Sentinel Tax-Free Funds and each of the corresponding Federated Funds have executed a separate Agreement and Plan of Reorganization under which, if approved by shareholders, the assets of each Sentinel Tax-Free Fund will be transferred to the corresponding Federated Fund, and shareholders of each Sentinel Tax-Free Fund will become shareholders of the corresponding Federated Fund.

The Board has called a Special Meeting of Shareholders to be held on October 3, 2006, at which time the shareholders of each Sentinel Tax-Free Fund will vote on the applicable proposal. Only shareholders of record as of the close of the New York Stock Exchange on July 7, 2006, the record date for the Special Meeting, will be entitled to vote at the meeting. The Funds will mail proxy materials to record date shareholders, which will discuss the proposals in detail. These proxy materials are expected to begin mailing in early August, 2006.

If approved by shareholders, the Sentinel Tax-Free Funds will close to new accounts and investments (other than reinvested dividends) shortly before the reorganizations are effected, which, if approved, are expected to occur as soon as practicable following shareholder approval.